                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K/A

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 11, 1999

                             WHITTAKER CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                (State or Other Jurisdiction of Incorporation)

      0-20609                                         95-4033076
(Commission File Number)                   (I.R.S. Employer Identification No.)

                1955 N. Surveyor Avenue, Simi Valley, CA  93063
                    (Address of Principal Executive Offices)

                                 (805) 526-5700
              (Registrant's Telephone Number, Including Area Code)

This Form 8-K/A amends Item 7 to that certain Form 8-K dated January 11, 1999 (as filed on January 12, 1999) (the "Original Form 8-K") by including the financial statements identified below.

Item 7.  Financial Statements and Exhibits.

(b)      Pro Forma Financial Information

         In connection with the disposition of Whittaker Porta Bella Project described in Item 2 of the Original Form 8-K, attached is the pro forma financial information of the Registrant required pursuant to Article 11 of Regulation S-X consisting of a pro forma condensed balance sheet, pro forma condensed statements of operations and accompanying explanatory notes.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            WHITTAKER CORPORATION



                            By:  /s/ Lynne M. O. Brickner
                               -------------------------------
                               Lynne M. O. Brickner
                               Vice President, Secretary and General Counsel

Dated:  March 5, 1999

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                  --------------------------------------------

     The following pro forma financial information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended October 31, 1998.

     On January 11, 1999, the Company sold to Santa Clarita, L.L.C., a 996-acre land parcel located in Santa Clarita, California and certain other additional rights and assets for $10.0 million in cash, a $5.0 million promissory note and a contingent interest in any future profit from the development of this land. The cash received from this sale was used to prepay debt outstanding under the Company's bank credit facility.

     The attached pro forma statement of operations for the year ended October 31, 1998 reflects the reduction in interest expense and remediation costs related to this land and the associated income tax provision, as if this transaction had occurred on November 1, 1997. The attached pro forma balance sheet as of October 31, 1998 reflects the disposition of this asset held for sale, the reduction in the Company's bank debt and the recording of the promissory note.

                             Whittaker Corporation
            Unaudited Pro Forma Consolidated Statement Of Operations
                      For the Year Ended October 31, 1998
                  (In Thousands Except for Per Share Amounts)

                                                              As                   Pro Forma               Pro Forma
                                                           Reported               Adjustments              Adjusted
                                                      ----------------         ---------------         ----------------
Sales...........................................           $131,477                $                        $131,477
Costs and expenses
   Cost of sales................................             65,915                                           65,915
   Engineering and development..................                757                                              757
   Selling, general and administrative..........             25,447                                           25,447
                                                         ----------                 -------                 --------

Operating profit................................             39,358                                           39,358
   Interest expense.............................             12,059                  (1,074) (A)              10,985
   Interest income..............................             (1,914)                                          (1,914)
   Other expense................................              6,725                  (2,182) (B)               4,543
                                                         ----------                 -------                 --------
Income from continuing operations before                     22,488                   3,256                   25,744
 benefit for taxes..............................
Provision (benefit) for taxes...................            (17,602)                  1,107  (C)             (16,495)
                                                         ----------                 -------                 --------
Income from continuing operations...............         $   40,090                 $ 2,149                 $ 42,239
                                                         ==========                 =======                 ========
Basic earnings per share
 Continuing operations..........................         $     3.56                                         $   3.75
                                                         ==========                 =======                 ========
Weighted average common shares
 outstanding....................................             11,264                                           11,264
                                                         ==========                 =======                 ========

Diluted income (loss) per share
 Continuing operations..........................         $     3.30                                         $   3.47
                                                         ==========                 =======                 ========
Denominator for diluted earnings per share
 calculation....................................             12,370                                           12,370
                                                         ==========                 =======                 ========

                             Whittaker Corporation
                 Unaudited Pro Forma Consolidated Balance Sheet
                             As of October 31, 1998
                                 (In Thousands)

                                                              As                   Pro Forma               Pro Forma
                                                           Reported               Adjustments              Adjusted
                                                      ----------------         ---------------         ----------------
Current Assets

Cash................................................         $     --                $                         $     --
Receivables.........................................            19,415                                           19,415
Inventories.........................................            42,060                                           42,060
Prepaids and other current assets...................             2,773                                            2,773
Deferred income taxes...............................            21,800                                           21,800
                                                             ---------               --------                  --------
     Total Current Assets...........................            86,048                                           86,048
                                                             ---------               --------                  --------
Property, Plant and Equipment
Land, buildings and improvements....................             7,396                                            7,396
Equipment...........................................            21,421                                           21,421
Construction in progress............................             1,645                                            1,645
                                                             ---------               --------                  --------
                                                                30,462                                           30,462
Less accumulated depreciation.......................           (20,623)                                         (20,623)
                                                             ---------               --------                  --------
                                                                 9,839                                            9,839
                                                             ---------               --------                  --------
Other Assets
Goodwill and other intangible assets................            14,599                                           14,599
Notes and other noncurrent assets...................            10,878                  5,000  (D)               15,878
Net assets held for sale............................            15,214                (15,000) (D)                  214
                                                             ---------               --------                  --------
                                                                40,691                (10,000)                   30,691
                                                             ---------               --------                  --------
                                                             $ 136,578               $(10,000)                 $126,578
                                                             =========               ========                  ========
Current Liabilities
Current maturities of debt..........................         $   1,043               $                         $  1,043
Accounts payable and accrued liabilities............            36,496                                           36,496
                                                             ---------               --------                  --------
Total Current Liabilities                                       37,539                                           37,539
                                                             ---------               --------                  --------
Other Liabilities
Long-term debt......................................            60,368                (10,000) (D)               50,368
Other noncurrent liabilities and taxes..............            15,193                                           15,193
                                                             ---------               --------                  --------
Total Other Liabilities                                         75,561                (10,000)                   65,561
                                                             ---------               --------                  --------
Stockholders' Equity
Preferred stock.....................................                 1                                                1
Common stock........................................               113                                              113
Additional paid-in capital..........................            77,703                                           77,703
Retained deficit....................................           (54,339)                                         (54,339)
                                                             ---------               --------                  --------
Total Stockholders' Equity..........................            23,478                                           23,478
                                                             ---------               --------                  --------
                                                             $ 136,578               $(10,000)                 $126,578
                                                             =========               ========                  ========

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
              ----------------------------------------------------

     (A) Represents the reduction in interest expense for the year ended October 31, 1998 reflecting the prepayment at November 1, 1997, of $10.0 million of the Company's bank debt using the cash proceeds received from the sale of the 996-acre land parcel.

     (B) Represents the reduction in costs incurred by the Company during the year ended October 31, 1998, for the environmental remediation of this land, had this land been sold on November 1, 1997.

     (C) Represents the income tax provision, at 34%, associated with the increase in income from continuing operations before taxes arising from the reduction in interest expense and remediation costs for the year ended October 31, 1998.

     (D) Represents the disposition of the 996-acre land parcel, the reduction in debt using the cash proceeds received on the sale of this land and the promissory note received as partial consideration for the sale.